Exhibit 99.2

www.ringenergy.com NYSE American: REI www.ringenergy.com NYSE American: REI FRESH PERSPECTIVE PROVEN STRATEGY

www.ringenergy.com NYSE American: REI Forward-Looking Statements and Cautionary Note Regarding Hydrocarbon Disclosures 2 Forward –Looking Statements This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. These forward-looking statements include statements regarding the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; the impacts of hedging on results of operations; the Company’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and the direct and indirect impact on most or all of the foregoing on the evolving COVID-19 pandemic. Some of the factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2020 annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 16, 2021, and in our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation. Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the projections included herein. Cautionary Note regarding Hydrocarbon Disclosures The SEC has generally permitted oil and natural gas companies, in their filings with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. We use the terms “estimated ultimate recovery,” or “EURs,” “probable,” “possible,” and “non-proven” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Reference to EURs (estimated ultimate recovery) of natural gas and oil includes amounts that are not yet classified as proved reserves under SEC definitions, but that we believe will ultimately be produced and are based on previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Factors affecting the ultimate recovery of reserves that may be recovered include the scope of our drilling program, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data. Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Free Cash Flow,” or “FCF,” and “Cash Flow from Operations.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures, please see the Appendix.

# Ring Energy – Independent Oil & Gas Company

## Currently Focused on *Conventional* Permian Assets in Texas & New Mexico

***Deliver competitive and sustainable returns by developing, acquiring, exploring for, and commercializing oil and natural gas resources VITAL TO THE WORLD'S HEALTH AND WELFARE***

***Consistently Generating Positive Cash Flow***

***Market Cap***
$259 million
(as of August 6,2021)

***2020 SEC Proved Reserves***
76.5 MMBoe/PV10 $638MM
87% Oil

***Gross / Net Acres***
104,455 / 76,745

***2Q21 Avg Net Sales***
8,709 Boe/d
89% oil

***2Q21 EBITDA / FCF[1]***
$20.6 MM / $5.6 MM

**2Q21 D&C Capex ~ $5.4 MM**
2Q21 3 Hz wells

**2Q21 Capital Projects[2] ~$6.0 MM**
5 CTR's[3], 13 Cap Workovers & Cap Maintenance



NEW MEXICO
TEXAS
NWS
Core Areas
CBP
DB
Non-Core Area
Permian Basin
"NWS" North West Shelf
"CBP" Central Basin Platform
"DB" Delaware Basin

1. FCF = Adj EBITDA – net interest expense – capital + divestiture proceeds
2. Capital projects include: CTR's, re-activations, re-completions, leasing costs, and workovers that add proved reserves.
3. CTR is convert to rod pump from ESP
4. Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures and reconciled in Ring's earnings releases

RING ENERGY
3
www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI Corporate Strategy Targeted Initiatives for Long-Term Success Attract and Retain the Best People Pursue Operational Excellence with a Sense of Urgency Invest in High-Margin, High RoR Projects Focus on FCF and Strengthen Balance Sheet Pursue Strategic Acquisitions and Dispositions 4

www.ringenergy.com NYSE American: REI Q2/YTD 2021 and Recent Highlights Executing our Strategy 5 ▪ Further reduced debt by utilizing a portion of Free Cash Flow ▪ Reduced long-term debt by $12.5 million in the first half of 2021 ▪ Q2 2021 sales of 8,709 Boe/d with 89% oil an increase of 11% from Q1 2021 ▪ Completed and placed on production 3 NWS Phase II wells on schedule and within budget ▪ Performed 5 CTRs reducing future overall operating costs and diminishing costly workovers ▪ Re-affirmed Spring 2021 borrowing base at $350 million ▪ Commenced a Phase III drilling program of four wells in August ▪ Announced a Phase IV drilling program of two or more wells, beginning in October $5.61 MM Free Cash Flow $20.61 MM Adjusted EBITDA $(15.9) MM Net (Loss)/Income $5.0 MM Debt Repayment 8,709 Boe/d (89% oil) Net Sales per day $9.37 Lifting cost per Boe 1. Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures and reconciled in Ring’s earnings releases

www.ringenergy.com NYSE American: REI Committed to ESG Foundational Cornerstone of Our Culture 6 • Providing a safe work environment and corporate culture that promotes the health and well-being of all employees • Investing in our workforce, the communities in which we operate, and future generations through social responsibility • Committed to practicing sound corporate governance • We recognize the importance of providing transparency on ESG-related matters • Significantly improved ISS governance rating in 2021 • Reducing our environmental impact, including GHG emissions, flaring and water management • Sustainably extracting value by evaluating the economic and environmental aspects of each development opportunity Conducting a Robust Review Process to Deliver Ring’s 1st ESG Report in 2021

www.ringenergy.com NYSE American: REI Focus on FCF and Strengthening the Balance Sheet Invest in High- Margin, High RoR Projects Drilled 8 Successful Wells2 Reduced Capex to $30 MM Decreased LOE 25% & G&A 31% Generated $40 MM FCF Reduced $75 MM Debt 7 Performed 29 CTRs3 Provided Value Through Operational Excellence 2020 Successful Initiatives1 1. 2020 FY actuals compared to 2019 FY actuals 2. 6 operated 2 non-operated 3. CTR is convert to rod pump from ESP Pursue Cost Reduction Strategies and Operational Excellence

# San Andres Reservoir
## Proven, Conventional, Oily

| | San Andres Hz | Delaware Hz | Midland Hz |
|---|---|---|---|
| High ROR Oil Play | ✓ | ✓ | ✓ |
| Low D&C Costs | ✓ | | |
| Lower 1st Year Decline | ✓ | | |
| Low Lease Acquisition Cost | ✓ | | |
| Long life wells | ✓ | | |
| IPs >750 Bo/d | | ✓ | ✓ |
| Multiple Benches | | ✓ | ✓ |
| > 90% Black Oil | ✓ | | |
| < $25/Bbl D&C Break-even | ✓ | | |

- Permian Basin has produced >30 BBbl,
  - San Andres accounts for 40%
- Low D&C costs $2 - $3 MM per well
- Vertical depth of ~5,000’
- Typical oil column of 200’ - 300’
- Life >35+ years
- Initial peak rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and $CO_2$

RING ENERGY

8

Source: US Department of Energy & DrillingInfo

www.ringenergy.com NYSE American: REI

# Northwest Shelf Asset
## Significant Organic Growth Platform

***2020 Avg Sales***
5,399 Boe/d (85% Oil)

***Gross / Net Acres***
46,972 / 32,915

**YTD 2021 D&C**
Completed 4 Phase I wells (~99% WI)
Completed 3 Phase II wells (~74% WI)

**YTD 2021 CTR's**
11 Conversions

- **Actively developing asset**
- **Commenced 2 HZ wells in Phase III drilling program in August** (100% WI)
- **Plan 1 or more HZ wells in Phase IV drilling program in October** (75-100% WI)
- **Low D&C and LOE costs drive strong economics**
- **Meaningful inventory of horizontal drilling locations**
- **CTR program further reducing costs, completed 11 CTRs YTD in NWS**



COCHRAN
HOCKLEY
NORTHWEST SHELF
Gladiola
LEA, NM
Platang
Brahaney
YOAKUM
TERRY
Bronco, S.
Wasson
Reeves
Ring Acreage

RING ENERGY
9
www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI $2.0 M $2.5 M $3.0 M $3.5 M 2019 2020 2021 1,000 10,000 100,000 0 365 2015 2016 2017 2018 2019 2020 Improving Performance & Cost Significant Improvement Driving Top Tier Returns 10 Annual D&C Cost Range (1 Mile)1 NWS Annual Average Cum BOE vs Time (1 Mile)2,3 1) Wells categorized by spud year; 2021 wells include field estimates if actuals are incomplete 2) Downtime associated with 2020 pandemic curtailment removed 3) Well set comprised of single mile wells normalized to 5,080’ lateral length (does not include 1.5 Mile wells) Months 12 6 ~530 Avg ~410 Avg ~420 Avg BOE (85-90% Oil) $1.5 M $2.0 M $2.5 M $3.0 M 2019 2020 2021 Annual D&C Cost Range (1.5 Mile)1 EST. EST.

www.ringenergy.com NYSE American: REI ▪ Commenced 2 HZ wells in Phase III drilling program in August (100% WI) ▪ Plan 1 or more HZ wells in Phase IV drilling program in 4Q21 (100% WI) ▪ Low D&C and LOE costs drive strong economics ▪ Actively working through CTR inventory to reduce costs and extend reserve life, completed 3 CTRs YTD in CBP ▪ Meaningful inventory of horizontal drilling locations 2020 Avg Sales 2,742 Boe/d (96% Oil) YTD 2021 CTR’s 3 Conversions YTD 2021 D&C No wells drilled Gross / Net Acres 39,714 / 25,362 Substantial Upside Potential Central Basin Platform Asset 11 Ring Acreage

www.ringenergy.com NYSE American: REI 0 50 100 150 200 2018 2019 2020 2021 YTD NWS CBP Maintains Solid PDP Reserve Base that Generates Consistent FCF ▪ Increasing reserves by extending well longevity and reducing operating & well repair costs ▪ ~50% long-term reduction in LOE ▪ Up to 80% reduction in future pulling costs ▪ Extends economic life & increases EUR Strategic Focus: CTRs 2020 2021 YTD NWS 17 11 CBP 12 3 0 20 12 $- $50,000 $100,000 $150,000 $200,000 Range of Avg Well Repair Cost ESP ROD $150,000 $40,000 $20,000 Cost Savings ESP vs ROD Maximizing Operational Margin is Predicated on Being THE LOW-COST OPERATOR 80% Lower $200,000 CTR Projects 2020 - 2021 ESP Failures 2018 – 2021

www.ringenergy.com NYSE American: REI Turnkey Asset with Predictable Cash Flow and Upside Potential Delaware Basin Asset 13 ▪ Launched sales process for Delaware Assets in 2Q 2021 ▪ Truist Securities running a marketed process ▪ Asset infrastructure in-place to enable efficient development ▪ Produced water, gas gathering and pipeline ▪ Long life and shallow decline PDP base ▪ High ownership - working interest ~ 98% (75% NRI) ▪ Large inventory of re-activations, re-completions, and new drills Ring Acreage

www.ringenergy.com NYSE American: REI PDP 69% PUD 31% PDP 58% PUD 42% 1P Summary Reserve Category Net Oil, MBbl Net Gas, MMcf Net MBOE Net Capex, $MM PV-10, $MM PD 38,261 34,336 43,983 $25 $438 PUD 28,004 26,970 32,499 $219 $200 TOTAL 66,264 61,305 76,482 $244 $638 SEC Proved Reserves1 Year-End 2020 14 2020 SEC Pricing Reserves by Category (%) Reserves by PV10 ($MM) Reserves by Product Oil/$Bbl $36.04 Gas $/Mmbtu $1.985 Oil 87% Gas 13% 1) Based on Cawley, Gillespie & Associates Final YE20 SEC Proved Reserve report

www.ringenergy.com NYSE American: REI Generating Sustainable Results1 5,487 9,549 9,307 7,960 8,709 0 2,000 4,000 6,000 8,000 10,000 12,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Boe /d Net Sales $9.2 $10.8 $12.5 $11.8 $10.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $MM LOE and Cash G&A $13.5 $19.9 $24.5 $19.0 $20.6 $0.0 $10.0 $20.0 $30.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $MM Adjusted EBITDA 1 $7.8 $11.3 $12.7 $2.9 $5.6 $0.0 $5.0 $10.0 $15.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $MM Free Cash Flow 1 Supporting Strategic Vision 15 1) Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures and reconciled in Ring’s earnings releases Pandemic shut in * Q1’21 results impacted by winter storm shut in Phase I drill program * * * * Phase II drill program ~89% Oil ~85% Oil ~86% Oil ~89% Oil ~86% Oil

www.ringenergy.com NYSE American: REI Historical Metrics Quarterly Analysis of FCF1 $MM Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Adj EBITDA1 $13.7 $19.9 $24.5 $19.0 $20.6 Capital -$1.9 -$4.3 -$7.8 -$14.5 -$11.5 Interest Exp. -$4.0 -$4.3 -$4.0 -$3.6 -$3.5 Proceeds from Divestiture $2.0 Free Cash Flow1 $7.8 $11.3 $12.7 $2.9 $5.6 16 $13.7 $19.9 $24.5 $19.0 $20.6 -$1.9 -$4.3 -$7.8 -$14.5 -$11.5 -$4.0 -$4.3 -$4.0 -$3.6 -$3.5 $7.8 $11.3 $12.7 $2.9 $5.6 -$30.0 -$20.0 -$10.0 $0.0 $10.0 $20.0 $30.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 EBITDA/ Capital / Int Exp Adj EBITDA $MM Capital $MM Interest Exp $MM Proceeds from Divestiture $MM Free Cash Flow $MM ▪ Disciplined capital spending ▪ Prioritizing FCF generation ▪ Unrelenting goal to strengthen the balance sheet 1) Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures and reconciled in Ring’s earnings releases

www.ringenergy.com NYSE American: REI $375.0 $360.0 $313.0 $305.5 $300.5 $0.0 $100.0 $200.0 $300.0 $400.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 RBL Balance $313 MM outstanding debt with $36 MM in Surplus Cash Continued FCF Generation is Key Pays Down Debt and Improves Balance Sheet 17 $20.0 $32.2 $40.6 $46.2 $51.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Liquidity 1 1) Includes $0.76MM letters of credit (previous quarters did not include letters of credit)

www.ringenergy.com NYSE American: REI Building a Sustainable Corporate Culture Operate Efficiently and Effectively Highly Profitable Development Drilling Generate FCF and Strengthen Balance Sheet Evaluate Accretive Acquisition Opportunities Fresh Prospective Proven Strategy 18

Appendix

www.ringenergy.com NYSE American: REI 52% 44% 4% D&C Cap Workover/CTRs Land/Other CAPEX Allocation Mid Point $32.5 million Second Half 2021 Guidance Maintain Production, Generate FCF, Pay Down Debt 20 Sales Volumes 2nd Half 2021 Total (Boe/d) 8,700 – 9,200 Oil (Bo/d) 7,700 – 8,100 Operating Expenses (per Boe) 2nd Half 2021 Lifting Cost $10.50 - $11.00 Capital Spending ($ in millions) 2nd Half 2021 Number of new wells drilled 6 - 8 Number of new wells completed 6 - 8 Capital Spending $30 - $35

www.ringenergy.com NYSE American: REI Add Photo Add Photo Add Photo Add Photo Add Photo Paul D. McKinney Chairman & Chief Executive Officer 35+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Travis Thomas EVP & Chief Financial Officer 16+ years of oil & gas industry experience & accounting experience High level financial experience including CAO, VP Finance, Controller, Treasurer Alexander Dyes EVP of Engineering & Corporate Strategy 14+ years of oil & gas industry experience Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles Marinos Baghdati EVP of Operations 18+ years of oil & gas industry experience Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles Stephen D. Brooks EVP of Land, Legal, HR & Marketing 40+ years of oil & gas industry experience Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager Hollie Lamb VP of Compliance & GM of Midland Office 20+ years of oil & gas industry experience Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer Experienced Management Team Shared Vision with a Track Record of Success 21

www.ringenergy.com NYSE American: REI 22 Add Photo Paul D. McKinney Chairman & Chief Executive Officer 35+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Anthony D. Petrelli Lead Independent Director 43+ years of banking, capital markets, governance & financial experience Executive and Board positions include CEO, President, multiple board chairs & directorships John A. Crum Independent Director 45+ years of domestic & international oil & gas industry experience Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships Richard E. Harris Independent Director 40+ years of experience across multiple industries Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development Thomas L. Mitchell Independent Director 35+ years of domestic & international oil & gas industry experience Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships Regina Roesener Independent Director 35+ years of banking, capital markets, governance & financial experience Executive and Board positions including COO, director and Board Director positions Refreshed Board of Directors Accomplished and Diversified Experience Clayton E. Woodrum Independent Director 50+ years of accounting, tax & finance experience Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions

www.ringenergy.com NYSE American: REI 459,000 688,500 1,142,250 $42.22 $45.42 $46.60 $30.00 $34.00 $38.00 $42.00 $46.00 $50.00 $54.00 $58.00 $62.00 $66.00 $70.00 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 FY'21 Collars FY'21 Swaps FY'22 Swaps Price ($/ Bbl ) Volume ( Bbls ) Financial Overview Oil Hedges as of 8/9/2021 23 Summary of Crude Oil Hedges Daily Total Weighted Avg. Weighted Avg. Weighted Avg. Volume Volume Swap Price Put/Floor Price Call/Ceiling Price (Bbls/d) (Bbls) (per Bbl) (per Bbl) (per Bbl) WTI - Crude 08/01/2021 12/31/2021 Collar 1,000 153,000 $45.00 $54.75 WTI - Crude 08/01/2021 12/31/2021 Collar 1,000 153,000 $45.00 $52.71 WTI - Crude 08/01/2021 12/31/2021 Collar 1,000 153,000 $40.00 $55.08 WTI - Crude 08/01/2021 12/31/2021 Put/Floor 1,500 229,500 $40.00 WTI - Crude 08/01/2021 12/31/2021 Swap 4,500 688,500 $45.42 WTI - Crude 01/01/2022 12/31/2022 Swap 3,129 1,142,250 $46.60 Commodity Effective Date End Date Structure $54.25

www.ringenergy.com NYSE American: REI Income Statement and Operational Stats 24 Income Statement Operational Stats Oil and Natural Gas Revenues $ 47,760,102 $ 39,502,532 $ 10,636,593 $ 87,262,634 $ 50,206,921 Costs and Operating Expenses Lease operating expenses 7,424,488 8,226,575 5,646,330 15,651,063 14,067,717 Gathering, transportation and processing costs 897,166 935,019 625,966 1,832,185 1,775,585 Ad valorem taxes 703,775 737,251 800,000 1,441,026 1,607,455 Oil and natural gas production taxes 2,198,339 1,852,762 433,760 4,051,101 2,304,005 Depreciation, depletion and amortization 9,275,126 8,108,158 7,338,108 17,383,284 21,021,104 Ceiling test impairment - - 147,937,943 - 147,937,943 Asset retirement obligation accretion 184,013 193,744 231,367 377,757 463,329 Operating lease expense 84,790 271,517 292,207 356,307 581,258 General and administrative expense (including share-based compensation) 3,757,152 2,912,991 4,176,609 6,670,143 7,212,504 Total Costs and Operating Expenses 24,524,849 23,238,017 167,482,290 47,762,866 196,970,900 Income (Loss) Income from Operations 23,235,253 16,264,515 (156,845,697) 39,499,768 (146,763,979) Other Income (Expense) Interest income 1 - 1 1 6 Interest (expense) (3,654,529) (3,741,969) (4,253,040) (7,396,498) (8,501,538) (Loss) gain on derivative contracts (35,277,240) (31,588,639) (13,017,962) (66,865,879) 37,402,847 Deposit forfeiture income - - - - - Net Other Income (Expense) (38,931,768) (35,330,608) (17,271,001) (74,262,376) 28,901,315 (Loss) Income Before Tax Provision (15,696,515) (19,066,093) (174,116,698) (34,762,608) (117,862,664) Benefit from (Provision for) Income Taxes (190,644) - 39,116,632 (190,644) 26,666,716 Net (Loss) Income $ (15,887,159) $ (19,066,093) $ (135,000,066) $ (34,953,252) $ (91,195,948) Basic (Loss) Earnings per Share $ (0.16) $ (0.19) $ (1.99) $ (0.35) $ (1.34) Diluted (Loss) Earnings per Share $ (0.16) $ (0.19) $ (1.99) $ (0.35) $ (1.34) Basic Weighted-Average Shares Outstanding 99,300,458 99,092,715 67,980,794 99,197,160 67,987,295 Diluted Weighted-Average Shares Outstanding 99,300,458 99,092,715 67,980,794 99,197,160 67,987,295 Three Months Ended Six Months Ended June 30, June 30, June 30, March 31, June 30, RING ENERGY, INC. Condensed Statements of Operations (Unaudited) 2021 2021 2020 2021 2020 June 30, March 31, June 30, June 30, June 30, 2021 2021 2020 2021 2020 Net sales volumes: Oil (Bbls) 702,408 610,121 (2) 429,751 1,312,529 (2) 1,285,354 Natural gas (Mcf) 540,857 637,808 417,491 1,178,666 1,183,042 Total oil and natural gas (Boe) (1) 792,551 716,422 499,333 1,508,973 1,482,528 % Oil 89% 85% 86% 87% 87% Average daily equivalent sales (Boe/d) 8,709 7,960 5,487 8,337 8,146 Average realized sales prices: Oil ($/Bbl) $ 65.00 $ 58.00 $ 24.23 $ 61.74 $ 38.16 Natural gas ($/Mcf) 3.90 6.46 0.53 5.28 0.98 Barrel of oil equivalent ($/Boe) $ 60.26 $ 55.14 $ 21.30 $ 57.83 $ 33.87 Average costs and expenses per Boe ($/Boe): Lease operating expenses $ 9.37 $ 11.48 $ 11.31 $ 10.37 $ 9.49 Gathering, transportation and processing costs 1.13 1.31 1.25 1.21 1.20 Ad valorem taxes 0.89 1.03 1.60 0.95 1.08 Oil and natural gas production taxes 2.77 2.59 0.87 2.68 1.55 Depreciation, depletion and amortization 11.70 11.32 14.70 11.52 14.18 Asset retirement obligation accretion 0.23 0.27 0.46 0.25 0.31 Operating lease expense 0.11 0.38 0.59 0.24 0.39 General and administrative expense (including share- based compensation) 4.74 4.07 8.36 4.42 4.87 General and administrative expense (excluding share- based compensation) 4.30 3.57 5.73 3.95 3.52 (2) Includes 379 barrels of skim oil. Three Months Ended Six Months Ended (1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding). The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil and natural gas may differ significantly.

www.ringenergy.com NYSE American: REI Balance Sheet and Cash Flow Statement 25 Balance Sheet Cash Flow Statement ASSETS Current Assets Cash and cash equivalents $ 2,670,242 $ 3,578,634 Accounts receivable 21,679,567 14,997,979 Joint interest billing receivable 1,909,804 1,327,262 Derivative receivable - 499,906 Prepaid expenses and other assets 1,577,671 396,109 Total Current Assets 27,837,284 20,799,890 Properties and Equipment Oil and natural gas properties subject to amortization 858,427,028 836,514,815 Financing lease asset subject to depreciation 819,784 858,513 Fixed assets subject to depreciation 1,741,902 1,520,890 Total Properties and Equipment 860,988,714 838,894,218 Accumulated depreciation, depletion and amortization (216,589,422) (200,111,658) Net Properties and Equipment 644,399,292 638,782,560 Operating Lease Asset 1,411,150 1,494,399 Properties and Equipment 2,049,096 2,379,348 TOTAL ASSETS $ 675,696,822 $ 663,456,197 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities Accounts payable $ 44,128,214 $ 32,500,081 Financing lease liability 259,261 295,311 Operating lease liability 216,730 859,017 Derivative liabilities 42,517,473 3,287,328 Notes payable 758,150 - Total Current Liabilities 87,879,828 36,941,737 Deferred income taxes 190,644 - Revolving line of credit 300,500,000 313,000,000 Financing lease liability, less current portion 4,183 126,857 Operating lease liability, less current portion 1,285,335 635,382 Derivative liabilities 10,147,883 869,273 Asset retirement obligations 14,992,850 17,117,135 Total Liabilities 415,000,723 368,690,384 Stockholders' Equity Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding - - Common stock - $0.001 par value; 150,000,000 shares authorized; 99,351,145 shares and 85,568,287 shares issued and outstanding, respectively 99,351 85,568 Additional paid-in capital 551,821,170 550,951,415 Accumulated deficit (291,224,422) (256,271,170) Total Stockholders' Equity 260,696,099 294,765,813 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 675,696,822 $ 663,456,197 RING ENERGY, INC. Condenced Balance Sheets June 30, December 31, (Unaudited) 2021 2020 Cash Flows From Operating Activities Net (loss) income $ (15,887,159) $ (19,066,093) $ (135,000,066) $ (34,953,252) $ (91,195,948) Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation, depletion and amortization 9,275,126 8,108,158 7,338,108 17,383,284 21,021,104 Ceiling test impairment - - 147,937,943 - 147,937,943 Accretion expense 184,013 193,744 231,367 377,757 463,329 Amortization of deferred financing costs 147,224 183,027 189,083 330,251 378,165 Share-based compensation 351,775 355,494 1,317,542 707,269 1,991,337 Shares issued for services - - - - - Deferred income tax (benefit) expense 47,967 (1,792,142) (37,077,082) (1,744,175) (25,048,702) Excess tax expense (benefit) related to share- based compensation 142,677 1,792,142 (2,039,550) 1,934,819 (1,618,014) Change in fair value of derivative instruments 35,277,240 31,588,639 13,017,962 66,865,879 (37,402,847) Cash (paid) received for derivative settlements, net (12,436,333) (5,920,791) 13,753,567 (18,357,124) 17,087,695 Changes in assets and liabilities: Accounts receivable (704,568) (5,968,739) 8,630,061 (6,673,307) 15,545,418 Prepaid expenses and retainers (1,346,762) 165,200 (186,593) (1,181,562) 3,397,860 Accounts payable 2,365,612 6,293,506 (15,436,648) 8,659,118 (22,050,677) Settlement of asset retirement obligation (1,093,816) (244,461) (27,368) (1,338,277) (320,580) Net Cash Provided by Operating Activities 16,322,996 15,687,684 2,648,326 32,010,680 30,186,083 Cash Flows From Investing Activities Payments to purchase oil and natural gas properties (178,718) (258,970) (537,386) (437,688) (1,017,434) Payments to develop oil and natural gas properties (10,824,079) (11,898,939) (5,839,641) (22,723,018) (30,302,779) Payments to acquire or improve fixed assets (41,442) (19,461) - (60,903) - Proceeds from divestiture of oil and natural gas properties - 2,000,000 - 2,000,000 - Purchase of fixed assets subject to depreciation - - - - - Net Cash Used in Investing Activities (11,044,239) (10,177,370) (6,377,027) (21,221,609) (31,320,213) Cash Flows From Financing Activities Proceeds from revolving line of credit 6,900,000 13,000,000 21,500,000 19,900,000 21,500,000 Payments on revolving line of credit (11,900,000) (20,500,000) (13,000,000) (32,400,000) (13,000,000) Proceeds from issuance of common stock and warrants 80,000 161,269 - 241,269 - Proceeds from notes payable 909,467 - - 909,467 - Payments on notes payable (151,317) - - (151,317) - Payment of deferred financing costs (76,887) - - (76,887) - Reduction of financing lease liabilities (70,288) (49,707) (72,906) (119,995) (140,712) Net Cash Used in (Provided by) Investing Activities (4,309,025) (7,388,438) 8,427,094 (11,697,463) 8,359,288 Net (Decrease) Increase in Cash 969,732 (1,878,124) 4,698,393 (908,392) 7,225,158 Cash at Beginning of Period 1,700,510 3,578,634 12,531,387 3,578,634 10,004,622 Cash at End of Period $ 2,670,242 $ 1,700,510 $ 17,229,780 $ 2,670,242 $ 17,229,780 Three Months Ended June 30, June 30, June 30, 2021 2020 Six Months Ended RING ENERGY, INC. Condensed Statements of Cash Flows (Unaudited) 2021 March 31, 2021 June 30, 2020

www.ringenergy.com NYSE American: REI Non-GAAP Disclosure 26 Non-GAAP Information Certain financial information included in Ring’s financial results are not measures of financial performance recognized by accounting principles generally accepted in the United States, or GAAP. These non-GAAP financial measures are “Adjusted Net Income”, “Adjusted EBITDA”, “Free Cash Flow” and “Cash Flow from Operations”. Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. Adjusted Net Income does not include the estimated after-tax impact of share-based compensation, ceiling test impairment, and unrealized loss (gain) on change in fair value of derivatives, as well an add back of the full valuation against the Company’s deferred tax assets during the fourth quarter of 2020. Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current periods to prior periods. The Company also presents the non-GAAP financial measures Adjusted EBITDA and Free Cash Flow. The Company defines Adjusted EBITDA as net (loss) income plus net interest expense, unrealized loss on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization and accretion, asset retirement obligation accretion and share-based compensation. Company management believes this presentation is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines Free Cash Flow as Adjusted EBITDA (defined above) less net interest expense (excluding amortization of deferred financing cost) and capital expenditures. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) and equipment, furniture and fixtures, but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company’s capital expenditures guidance provided to investors. Company management believes that Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of its current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. There is no commonly accepted definition Free Cash Flow within the industry. Accordingly, Free Cash Flow, as defined and calculated by the Company, may not be comparable to Free Cash Flow or other similarly named non-GAAP measures reported by other companies. While the Company includes net interest expense in the calculation of Free Cash Flow, other mandatory debt service requirements of future payments of principal at maturity (if such debt is not refinanced) are excluded from the calculation of Free Cash Flow. These and other non- discretionary expenditures that are not deducted from Free Cash Flow would reduce cash available for other uses.

# Non-GAAP Reconciliations

**Adjusted Net Income**

| | Three Months Ended June 30, 2021 | Three Months Ended March 31, 2021 | Three Months Ended June 30, 2020 | Six Months Ended June 30, 2021 | Six Months Ended June 30, 2020 |
|---|---|---|---|---|---|
| | (Unaudited for All Periods) | | | | |
| **Net (Loss) Income** | $ (15,887,159) | $ (19,066,093) | $ (135,000,066) | $ (34,953,252) | $ (91,195,948) |
| Share-based compensation | 351,775 | 355,494 | 1,317,542 | 707,269 | 1,991,337 |
| Ceiling test write impairment | - | - | 147,937,943 | - | 147,937,943 |
| Unrealized loss (gain) on change in fair value of derivatives | 22,840,907 | 25,667,848 | 26,771,529 | 48,508,755 | (20,315,152) |
| Tax impact of adjusted items | - | - | (39,545,799) | - | (29,274,627) |
| **Adjusted Net Income** | $ 7,305,523 | $ 6,957,249 | $ 1,481,149 | $ 14,262,772 | $ 9,143,553 |
| Weighted-Average Shares Outstanding | 99,300,458 | 99,092,715 | 67,980,794 | 99,197,160 | 67,987,295 |
| **Adjusted Net Income per Share** | $ 0.07 | $ 0.07 | $ 0.02 | $ 0.14 | $ 0.13 |

**Adjusted EBITDA**

| | Three Months Ended June 30, 2021 | Three Months Ended March 31, 2021 | Three Months Ended June 30, 2020 | Six Months Ended June 30, 2021 | Six Months Ended June 30, 2020 |
|---|---|---|---|---|---|
| | (Unaudited for All Periods) | | | | |
| **Net (Loss) Income** | $ (15,887,159) | $ (19,066,093) | $ (135,000,066) | $ (34,953,252) | $ (91,195,948) |
| Interest expense, net | 3,654,528 | 3,741,969 | 4,253,039 | 7,396,497 | 8,501,532 |
| Unrealized loss (gain) on change in fair value of derivatives | 22,840,907 | 25,667,848 | 26,771,529 | 48,508,755 | (20,315,152) |
| Ceiling test impairment | - | - | 147,937,943 | - | 147,937,943 |
| Income tax (benefit) expense | 190,644 | - | (39,116,632) | 190,644 | (26,666,716) |
| Depreciation, depletion and amortization | 9,275,126 | 8,108,158 | 7,338,108 | 17,383,284 | 21,021,104 |
| Asset retirement obligation accretion | 184,013 | 193,744 | 231,367 | 377,757 | 463,329 |
| Share-based compensation | 351,775 | 355,494 | 1,317,542 | 707,269 | 1,991,337 |
| **Adjusted EBITDA** | $ 20,609,834 | $ 19,001,120 | $ 13,732,830 | $ 39,610,954 | $ 41,737,429 |
| **Adjusted EBITDA Margin** | 43% | 48% | 129% | 45% | 83% |
| Weighted-Average Shares Outstanding | 99,300,458 | 99,092,715 | 67,980,794 | 99,197,160 | 67,987,295 |
| **Adjusted EBITDA per Share** | $ 0.21 | $ 0.19 | $ 0.20 | $ 0.40 | $ 0.61 |

**Free Cash Flow**

| | Three Months Ended June 30, 2021 | Three Months Ended March 31, 2021 | Three Months Ended June 30, 2020 | Six Months Ended June 30, 2021 | Six Months Ended June 30, 2020 |
|---|---|---|---|---|---|
| | (Unaudited for All Periods) | | | | |
| **Adjusted EBITDA** | $ 20,609,834 | $ 19,001,120 | $ 13,732,830 | $ 39,610,954 | $ 41,737,429 |
| Net interest expense (excluding amortization of deferred financing costs) | (3,507,304) | (3,558,942) | (4,063,956) | (7,066,246) | (8,123,367) |
| Capital expenditures | (11,456,062) | (14,525,436) | (1,823,642) | (25,981,498) | (17,796,828) |
| Proceeds from divestiture of oil and natural gas properties | - | 2,000,000 | - | 2,000,000 | - |
| **Free Cash Flow** | $ 5,646,468 | $ 2,916,742 | $ 7,845,232 | $ 8,563,210 | $ 15,817,234 |

**Cash Flow From Operations**

| | Three Months Ended June 30, 2021 | Three Months Ended March 31, 2021 | Three Months Ended June 30, 2020 | Six Months Ended June 30, 2021 | Six Months Ended June 30, 2020 |
|---|---|---|---|---|---|
| | (Unaudited for All Periods) | | | | |
| **Net Cash Provided by Operating Activities** | $ 16,322,996 | $ 15,687,684 | $ 2,648,326 | $ 32,010,680 | $ 30,186,083 |
| Changes in operating assets and liabilities | 779,534 | (245,506) | 7,020,548 | 534,028 | 3,427,979 |
| **Cash Flow from Operations** | $ 17,102,530 | $ 15,442,178 | $ 9,668,874 | $ 32,544,708 | $ 33,614,062 |

RING ENERGY
27
www.ringenergy.com NYSE American: REI

ANALYST COVERAGE Alliance Global Partners (A.G.P.) Jeff Campbell (203) 577-5427 jcampbell@allianceg.com Tuohy Brothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com COMPANY CONTACT Al Petrie (281) 975-2146 apetrie@ringenergy.com Chris Delange (281) 975-2146 cdelange@ringenergy.com